UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02151

___________________________

 BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2013

Date of reporting period:  October 31, 2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

BANCROFT FUND LTD.

2013 Annual Report

October 31, 2013

2013 Annual Report

October 31, 2013

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through October 31, 2013 with dividends reinvested

	Calendar		Annualized			10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility
Bancroft market price	14.64%	15.64%	7.48%	14.85%	4.81%	14.59%
Bancroft net asset value	16.91	19.35	9.15	15.19	5.71	12.64
Bank of America Merrill Lynch All U.S. Convertibles Index	20.32	23.94	10.97	17.76	7.21	12.43
S&P 500® Index	25.29	27.15	16.49	15.14	7.45	14.91

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from Bloomberg L.P. pricing service.

Bancroft’s performance in the table above has not been adjusted for the fiscal 2004 rights offering (net asset value dilution was 2.38%) or for the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represents past results and does not reflect future performance.

Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE MKT symbol: BCV)
Qtr. Ended	High	Low	Close	High	Low	Close
1/31/13	$20.11	$18.73	$20.01	$17.37	$15.87	$17.30
4/30/13	20.59	19.85	20.59	17.52	16.96	17.52
7/31/13	21.51	20.26	21.51	18.20	16.73	17.88
10/31/13	22.40	21.26	22.13	18.51	17.53	18.42

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction*
11/30/12	12/28/12	$0.195	$—	$0.195	21%
3/13/13	3/27/13	0.120	—	0.120	26
6/13/13	6/27/13	0.120	—	0.120	26
9/12/13	9/26/13	0.120	—	0.120	26
		$0.555	$—	$0.555

*	Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

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To Our Shareholders

December 11, 2013

This fiscal year has been good for investors in convertible securities. Despite mixed results from fixed income investments, convertible securities have been able to participate to a significant degree with the equity markets.

The investment objectives, restrictions, and policies of Bancroft Fund Ltd. specify that the Fund will invest primarily in convertible securities with the objectives of providing income and the potential for capital appreciation. To achieve this balance, we maintained a portfolio that has characteristics closely aligned with convertible securities that are considered balanced and are likely to provide a total return consisting of both yield and capital appreciation. As shown in the statistics below, currently well over half of the market capitalization of convertible securities has become equity sensitive as a result of the strength in the stock market. By maintaining a balanced portfolio of convertible securities, the Fund has been able to participate in the equity market’s appreciation while paying out a dividend substantially above the notional dividend amount attributable to the S&P 500® equity index over the same time frame. If we had not maintained a balanced portfolio, Fund income would likely have declined.

At its November meeting, the Board of Trustees of the Fund declared a year-end distribution of $0.20 per share, consisting of undistributed net investment income. The distribution will be payable on December 30, 2013 to shareholders of record on November 29, 2013.

Our balanced portfolio approach lagged the performance of the Bank of America Merrill Lynch All U.S. Convertibles Index as a result of the strongly rising equity market; however, the Fund was exposed to less price risk than the equity sensitive portion of the index. The index, in our opinion, has become significantly unbalanced as a result of the market’s shift toward equity sensitive issues.

Bancroft’s portfolio at October 31, 2013 consisted of 71.7% cash-pay convertible bonds, 10.4% mandatory convertible issues, 13.9% convertible preferred stock, and 0.9% common stock. The bonds had an average current annual yield of 2.42%; the mandatory convertible securities, 6.22%; the preferred shares, 5.74%; and the common shares, 4.42%. The Fund’s median premium-to-conversion value was 22.4%. We calculate that equity sensitive issues made up 37% of the Fund’s portfolio, with credit sensitive issues accounting for 13%, and total return issues at 50%.

Barclays has measured the convertible securities market as of October 31, 2013 at $222.6 billion with 502 issues, consisting of 59% equity sensitive issues with an average annual yield of 2.4%, 27% total return issues with an average yield of 3.0%, 13% credit sensitive issues with an average yield of 5.04%, and 1% distressed issues with an average yield of 6.91%, by market weight. Investment grade issues made up only 23% of the market with 37% rated below investment grade. The remaining issues are not rated. The top three sectors with convertible securities outstanding are Information Technology at 21.4%, Financials at 20.3%, and Consumer Discretionary at 14.2%. This market is the pool from which the Fund draws its convertible investments. More new convertible securities offerings were made in 2013 than in any year since 2007. Similarly, the capitalization of new convertible securities offerings in 2013 was higher than in any year since 2008.

continued on the following page

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To Our Shareholders (continued)

Performance for Bancroft’s fourth fiscal quarter was enhanced by exposure to the Health Care and Energy sectors. Performance was held back, however, by the Fund’s exposure to the Materials and Consumer Staples sectors. The Fund’s largest sector exposure as of October 31, 2013 was in Financials (22.7%), Information Technology (20.2%) and Health Care (14.8%).

The Board recently authorized a share repurchase program of up to 3% of the outstanding shares as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares. As of December 10, 2013, the Fund had purchased 32,376 shares (approximately 0.6% of the original number of outstanding shares) at an average price of $18.40 pursuant to the repurchase program. The Board also authorized management to investigate the publishing of the Fund’s net asset value through NASDAQ on a daily basis so that some popular financial websites would be able to obtain this information for our shareholders’ ease of reference. Management is in the process of working on the required software protocol.

The 2014 annual meeting of shareholders will be held on February 21, 2014. Information about the location of the meeting will be included in the proxy statement, scheduled to be mailed to shareholders on December 30, 2013. All shareholders are welcome to attend and we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

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Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Gilead Sciences, Inc.	$5,500,161	4.6%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

Iconix Brand Group, Inc.	2,587,969	2.2
Iconix is a brand management company engaged in licensing, marketing and providing trend direction for a portfolio of consumer brands. The company is the owner of the brands through its wholly owned subsidiaries: Candie’s, Bongo, Badgley Mischka, Joe Boxer, Rampage, Mudd, London Fog, Mossimo, Ocean Pacific/OP, Danskin/Danskin Now, Rocawear, Cannon, Royal Velvet, Fieldcrest, Charisma, Starter, Waverly, Zoo York and Sharper Image, which it licenses directly to retailers, wholesalers and suppliers.

United Technologies Corp.	2,531,200	2.1
United Technologies provides high technology products and services to the building systems and aerospace industries worldwide.

Priceline.com Inc.	2,279,878	1.9
Priceline is an online travel company that offers its customers hotel room reservations at over 295,000 hotels worldwide through the Booking.com, priceline.com and Agoda brands. In the United States, it also offers its customers reservations for car rentals, airline tickets, vacation packages, destination services and cruises through the priceline.com brand.

Wells Fargo & Co.	2,278,000	1.9
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

MetLife, Inc.	2,222,194	1.9
MetLife is a provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries.

NextEra Energy, Inc.	2,069,700	1.8
NextEra is an electric power company. The company has over 42,000 megawatt of generating capacity in 26 states in the United States and four provinces in Canada. It also purchases electric power for resale to its customers and provides risk management services related to power and gas consumption for a limited number of customers.

Jarden Corp.	1,991,250	1.7
Jarden is a global consumer products company. The company operates in three segments through a range of brands, including: Outdoor Solutions, Consumer Solutions and Branded Consumables.

Bank of America Corp.	1,939,500	1.6
Bank of America is a bank holding company, a financial holding company, and a financial institution, serving individual consumers, small and middle market businesses, corporations and Governments with a range of banking, investing, asset management and other financial and risk management products and services.

Total	$23,399,852	19.7%

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Major Industry Exposure

% Total Net Assets
Biotechnology	9.0%
Real Estate Investment Trusts	6.6
Semiconductors & Semiconductor Equipment	6.5
Software	6.2
Metals & Mining	4.9
Oil, Gas & Consumable Fuels	4.4
Insurance	4.1
Commercial Banks	3.2
Consumer Finance	3.0
Internet & Catalog Retail	2.9
Total	50.8%

Major Portfolio Changes by underlying common stock

Six months ended October 31, 2013

ADDITIONS	REDUCTIONS

BlackRock Kelso Capital Corp.	Apache Corp.

Bottomline Technologies, Inc.	Chemed Corp.

Crown Castle International Corp.	Citigroup Inc.

Dominion Resources, Inc.	Digital River, Inc.

Halcon Resources Corp.	EMC Corp.

Huntington Bancshares, Inc.	Fifth Third Bancorp

Illumina, Inc.	General Motors Co.

Ixia	Lifepoint Hospitals, Inc.

Liberty Media Corp.	Micron Technology, Inc.

Maiden Holdings, Ltd.	Morgans Hotel Group Co.

NextEra Energy, Inc.	National Financial Partners Corp.

Post Holdings, Inc.	Priceline.com Inc.

Priceline.com Inc.	Prospect Capital Corp.

SanDisk Corp.	Rovi Corp.

Take-Two Interactive Software, Inc.	Titan Machinery Inc.

Weyerhaeuser Co.	Tower Group, Inc.

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Portfolio of Investments October 31, 2013

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – 71.7%

Airlines – 1.4%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BBB)	$1,375,000	$1,396,718	$1,703,281

Biotechnology – 9.0%
Array BioPharma Inc., 3.00%, Due 6/1/20, (BB)	750,000	766,614	788,906
BioMarin Pharmaceutical Inc., 0.75%, Due 10/15/18, (NR)	250,000	254,956	260,156
BioMarin Pharmaceutical Inc., 1.50%, Due 10/15/20, (NR)	250,000	254,969	257,812
Cubist Pharmaceuticals, Inc., 1.125%, Due 9/1/18, (A) (1)	550,000	573,076	596,062
Cubist Pharmaceuticals, Inc., 1.875%, Due 9/1/20, (A) (1)	550,000	569,611	592,281
Exelixis, Inc., 4.25%, Due 8/15/19, (BB)	750,000	771,670	810,000
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A)	750,000	754,563	2,365,781
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	1,000,000	1,057,317	3,134,380
Merrimack Pharmaceuticals, Inc., 4.50%, Due 7/15/20, (BB)	500,000	517,349	382,812
OPKO Health Inc., 3.00%, Due 2/1/33, (A) (1)	400,000	404,554	602,500
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (AA)	250,000	246,976	859,062
		6,171,655	10,649,752

Capital Markets – 2.2%
BlackRock Kelso Capital Corp., 5.50%, Due 2/15/18, (BBB) (1)	1,500,000	1,568,315	1,534,688
FXCM Inc., 2.25%, Due 6/15/18, (AAA) (1)	1,000,000	1,012,094	1,091,875
		2,580,409	2,626,563

Communications Equipment – 2.4%
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	76,932	165,375
Ixia, 3.00%, Due 12/15/15, (BBB)	500,000	554,239	561,250
Infinera Corp., 1.75%, Due 6/1/18, (BBB) (1)	750,000	803,545	823,125
InterDigital, Inc., 2.50%, Due 3/15/16, (A)	1,250,000	1,295,552	1,340,625
		2,730,268	2,890,375

Computers & Peripherals – 0.9%
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	750,000	808,349	1,103,438

Construction Materials – 0.5%
CEMEX S.A.B. de C.V., 4.875%, Due 3/15/15, (NR)	500,000	509,521	580,000

Consumer Finance – 3.0%
DFC Global Corp., 3.25%, Due 4/15/17, (B)	1,250,000	1,294,587	1,178,125
Encore Capital Group, Inc., 3.00%, Due 11/27/17, (NR)	750,000	750,000	1,240,312
Encore Capital Group, Inc., 3.00%, Due 7/1/20, (NR) (1)	500,000	498,189	624,688
Portfolio Recovery Associates, Inc., 3.00%, Due 8/1/20, (AAA) (1)	500,000	500,000	587,500
		3,042,776	3,630,625

Diversified Consumer Services – 0.5%
Ascent Capital Group, Inc., 4.00%, Due 7/15/20, (NR)	500,000	505,420	539,688

Diversified Telecommunications Services – 1.4%
Alaska Communications Systems Group, Inc., 6.25%, Due 5/1/18, (BB)	1,000,000	935,233	865,000
Liberty Media Corp., 1.375%, Due 10/15/23, (NR) (1)	750,000	758,718	790,781
		1,693,951	1,655,781

Electrical Equipment – 0.2%
SolarCity Corp., 2.75%, Due 11/1/18, (NR)	250,000	264,920	287,656

Energy Equipment & Services – 2.5%
Bristow Group Inc., 3.00%, Due 6/15/38, (BB)	1,356,000	1,475,400	1,769,580
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/19, (BB)	1,000,000	1,010,519	1,270,000
		2,485,919	3,039,580

Food Products – 0.6%
Chiquita Brands International, 4.25%, Due 8/15/16, (CCC)	700,000	671,747	689,500

Health Care Equipment & Supplies – 1.3%
Insulet Corp., 3.75%, Due 6/15/16, (A)	500,000	512,716	771,562
Volcano Corp., 1.75%, Due 12/1/17, (BBB)	750,000	747,181	726,094
		1,259,897	1,497,656

Health Care Providers & Services – 1.1%
Molina Healthcare Inc., 1.125%, Due 1/15/20, (AA) (1)	1,250,000	1,348,899	1,278,906

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

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Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – continued

Health Care Technology – 0.7%
Allscripts Healthcare Solutions, Inc., 1.25%, Due 7/1/20, (A) (1)	$750,000	$774,491	$797,344

Hotels, Restaurants & Leisure – 1.0%
MGM Resorts International, 4.25%, Due 4/15/15, (B)	1,000,000	1,002,029	1,227,500

Household Durables – 2.1%
Jarden Corp., 1.875%, Due 9/15/18, (BB)	1,500,000	1,547,270	1,991,250
The Ryland Group, Inc., 0.25%, Due 6/1/19, (BB)	500,000	502,894	465,000
		2,050,164	2,456,250

Insurance – 1.3%
AmTrust Financial Services, Inc., 5.50%, Due 12/15/21, (AAA)	1,000,000	1,033,893	1,536,250

Internet & Catalog Retail – 2.9%
Move, Inc., 2.75%, Due 9/1/18, (AA) (1)	500,000	532,501	584,375
Priceline.com Inc., 1.00%, Due 3/15/18, (BBB)	1,715,000	2,010,387	2,279,878
Shutterfly, Inc., 0.25%, Due 5/15/18, (A) (1)	500,000	517,005	534,062
		3,059,893	3,398,315

Internet Software & Services – 2.1%
Equinix, Inc., 3.00%, Due 10/15/14, (B)	1,000,000	1,187,989	1,455,625
Web.com Group, Inc., 1.00%, Due 8/15/18, (BBB)	1,000,000	985,622	1,047,500
		2,173,611	2,503,125

IT Services – 1.4%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A)	1,250,000	1,287,019	1,631,250

Leisure Equipment & Products – 0.3%
JAKKS Pacific, Inc., 4.25%, Due 8/1/18, (BB) (1)	375,000	375,000	354,609

Life Science Tools & Services – 0.8%
Illumina, Inc., 0.25%, Due 3/15/16, (A) (1)	750,000	861,832	934,688

Machinery – 1.0%
Chart Industries, Inc., 2.00%, Due 8/1/18, (B)	750,000	800,286	1,258,125

Metals & Mining – 4.9%
A.M. Castle & Co., 7.00%, Due 12/15/17, (BBB)	400,000	505,032	632,000
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	1,000,000	1,007,498	1,457,000
Northgate Minerals Corp., 3.50%, Due 10/1/16, (NR) (convertible into AuRico Gold Inc. common shares)	600,000	606,949	576,750
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BBB)	600,000	616,136	697,875
RTI International Metals, Inc., 1.625%, Due 10/15/19, (BBB)	500,000	505,733	539,375
Royal Gold, Inc., 2.875%, Due 6/15/19, (A)	600,000	587,482	573,375
Stillwater Mining Co., 1.75%, Due 10/15/32, (B)	500,000	523,387	526,562
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	750,000	752,042	785,156
		5,104,259	5,788,093

Oil, Gas & Consumable Fuels – 2.0%
Clean Energy Fuels Corp., 5.25%, Due 10/1/18, (BB) (1)	500,000	505,501	494,688
Goodrich Petroleum Corp., 5.00%, Due 10/1/32, (NR)	993,000	1,013,129	1,096,644
Ship Finance International Ltd., 3.25%, Due 2/1/18, (B)	750,000	755,157	782,812
		2,273,787	2,374,144

Pharmaceuticals – 2.0%
Mylan Inc., 3.75%, Due 9/15/15, (BBB)	500,000	646,758	1,438,750
Salix Pharmaceuticals Ltd., 2.75%, Due 5/15/15, (AA)	600,000	619,898	982,125
		1,266,656	2,420,875

Real Estate Investment Trusts – 4.2%
American Realty Capital Properties, Inc., 3.00%, Due 8/1/18, (NR) (1)	1,000,000	995,237	1,016,875
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (AAA)	750,000	746,944	828,285
Colony Financial, Inc., 5.00%, Due 4/15/23, (AAA)	1,250,000	1,295,131	1,303,906
IAS Operating Partnership LP, 5.00%, Due 3/15/18, (NR) (exchangeable for Invesco Mortgage Capital Inc. common stock)	1,000,000	999,441	941,250
Lexington Realty Trust, 6.00%, Due 1/15/30, (BBB)	500,000	500,000	868,125
		4,536,753	4,958,441

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Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – continued

Real Estate Management – 0.9%
Forest City Enterprises, Inc., 3.625%, Due 8/15/20, (B) (1)	$1,000,000	$1,003,621	$1,065,000

Semiconductors & Semiconductor Equipment – 6.5%
GT Advanced Technologies, Inc., 3.00%, Due 10/1/17, (BB)	1,000,000	823,138	1,241,250
Micron Technology, Inc., 1.625%, Due 2/15/33, (BB)	50,000	50,000	85,906
Micron Technology, Inc., 3.125%, Due 5/1/32, (BB)	750,000	731,241	1,440,469
Photronics, Inc., 3.25%, Due 4/1/16, (A)	1,000,000	985,685	1,145,625
ReneSola Ltd., 4.125%, Due 3/15/18, (NR)	250,000	250,000	201,250
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (A)	500,000	500,000	558,438
Spansion LLC, 2.00%, Due 9/1/20, (B) (1)	500,000	500,000	545,938
SunPower Corp., 4.50%, Due 3/15/15, (BBB)	1,250,000	1,258,706	1,749,219
Xilinx, Inc., 2.625%, Due 6/15/17, (BBB)	500,000	622,017	797,500
		5,720,787	7,765,595

Software – 6.2%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17, (A)	1,000,000	1,040,787	1,240,625
Concur Technologies, Inc., 0.50%, Due 6/15/18, (A) (1)	375,000	375,000	444,375
Mentor Graphics Corp., 4.00%, Due 4/1/31, (AA)	1,000,000	1,076,963	1,273,750
NQ Mobile Inc., 4.00%, Due 10/15/18, (NR) (1)	500,000	500,000	327,500
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	1,500,000	1,586,149	1,580,625
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (BBB)	1,250,000	1,275,694	1,493,750
TeleCommunication Systems, Inc., 7.75%, Due 6/30/18, (BBB)	1,000,000	980,255	970,000
		6,834,848	7,330,625

Textiles, Apparel & Luxury Goods – 2.2%
Iconix Brand Group, Inc., 1.50%, Due 3/15/18, (A)	750,000	750,000	963,750
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A)	1,250,000	1,250,958	1,624,219
		2,000,958	2,587,969

Trading Companies & Distributors – 0.8%
Kaman Corp., 3.25%, Due 11/15/17, (A)	750,000	816,573	930,000

Wireless Telecommunications – 1.4%
SBA Communications Corp., 4.00%, Due 10/1/14, (AA)	600,000	683,007	1,731,000

Total Convertible Bonds and Notes		69,129,916	85,221,999

Convertible Preferred Stock – 13.9%
	Shares

Commercial Banks – 3.2%
Huntington Bancshares, Inc., 8.50%, (BB)	1,250	1,552,500	1,581,250
Wells Fargo & Co., 7.50%, (BBB)	2,000	1,262,262	2,278,000
		2,814,762	3,859,250

Diversified Financial Services – 1.6%
Bank of America Corp., 7.25%, (BB)	1,800	1,626,055	1,939,500

Food Products – 1.5%
Post Holdings, Inc., 3.75%, (B) (1)	8,300	874,463	899,554
Bunge Ltd., 4.875%, (BB)	7,500	669,375	824,250
		1,543,838	1,723,804

Machinery – 1.1%
Stanley Black & Decker, Inc., 4.75%, (BBB)	10,000	1,060,250	1,277,000

Oil, Gas & Consumable Fuels – 2.4%
Chesapeake Energy Corp., 5.75%, (B)	1,550	1,345,541	1,836,750
Halcon Resources Corp., 5.75%, (CCC)	1,000	1,040,000	1,055,000
		2,385,541	2,891,750

Real Estate Investment Trusts – 2.4%
Health Care REIT, Inc., 6.50%, (BB)	20,000	1,068,010	1,179,200
Weyerhaeuser Co., 6.375%, (BBB)	30,000	1,540,725	1,661,700
		2,608,735	2,840,900

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Portfolio of Investments October 31, 2013 (continued)

	Shares	Identified Cost	Value (Note 1)
Convertible Preferred Stock – continued

Specialty Retail – 0.7%
Amerivon Holdings LLC, 4.00%, (NR) (1,2,3)	643,516	$1,500,000	$763,660
Amerivon Holdings LLC, common equity units, (NR) (1,2,3)	272,728	0	16,364
		1,500,000	780,024

Thrift & Mortgage Finance – 1.0%
New York Community Capital Trust V, 6.00%, (BB)	24,000	995,213	1,170,000

Total Convertible Preferred Stock		14,534,394	16,482,228

Mandatory Convertible Securities – 10.4% (4)

Aerospace & Defense – 2.1%
United Technologies Corp., 7.50%, Due 8/1/15, (BBB)	40,000	2,127,204	2,531,200

Electric Utilities – 2.9%
NextEra Energy, Inc., 5.599%, Due 6/1/15, (BBB)	7,500	356,250	432,900
NextEra Energy, Inc., 5.799%, Due 9/1/16, (BBB)	10,000	487,500	503,800
NextEra Energy, Inc., 5.889%, Due 9/1/15, (BBB)	20,000	1,006,600	1,133,000
PPL Corp., 8.75%, Due 5/1/14, (NR)	25,000	1,347,450	1,320,000
		3,197,800	3,389,700

Insurance – 1.9%
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	40,000	966,702	1,149,200
Maiden Holdings, Ltd., 7.25%, Due 9/15/16, (NR)	22,500	1,131,250	1,074,600
		2,097,952	2,223,800

IT Services – 0.6%
Unisys Corp., 6.25%, Due 3/1/14, (B)	10,000	783,480	722,200

Multi-Utilities – 1.1%
Dominion Resources, Inc., 6.125%, Due 4/1/16, (BBB)	12,500	624,575	677,125
Dominion Resources, Inc., 6.00%, Due 7/1/16, (BBB)	12,500	624,693	677,875
		1,249,268	1,355,000

Road & Rail – 1.1%
Genesee & Wyoming, Inc., 5.00%, Due 10/1/15, (NR)	10,000	1,048,516	1,345,500

Wireless Telecommunications – 0.7%
Crown Castle International Corp., 4.50%, Due 11/1/16, (NR)	7,500	756,875	767,700

Total Mandatory Convertible Securities (4)		11,261,095	12,335,100

Common Stock – 0.9%

Insurance – 0.9%
MetLife, Inc	22,680	966,701	1,072,994

Total Convertible Bonds and Notes – 71.7%		$69,129,916	$85,221,999
Total Convertible Preferred Stock – 13.9%		14,534,394	16,482,228
Total Mandatory Convertible Securities – 10.4%		11,261,095	12,335,100
Total Common Stock – 0.9%		966,701	1,072,994
Total Investments – 96.9%		$95,892,106	115,112,321

Other Assets and Liabilities, Net – 3.1%			3,709,147
Total Net Assets – 100.0%			$118,821,468

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Portfolio of Investments October 31, 2013 (continued)

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at October 31, 2013 was $17,301,438, which represented 14.6% of the Fund’s net assets.

(2)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $780,024 at October 31, 2013, which represented 0.7% of the Fund’s net assets.

(3)	Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of October 31, 2013, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets
Amerivon Holdings LLC series A cv. pfd.	April 1, 2010	643,516	$1,500,000	$1.187	$763,660	0.64%
Amerivon Holdings LLC common equity units	April 1, 2010	272,728	0	0.060	16,364	0.01%

(4)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(i).

Portfolio Ratings (unaudited):	Summary of Portfolio Ratings *
		% of
Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).		Portfolio
	AAA	5
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).	AA	6
	A	18
	BBB	26
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply).	BB	21
	B	10
	CCC & below	2
Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.	Not Rated	12
	* Excludes equity securities and cash.

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Statement of Assets and Liabilities

October 31, 2013
Assets:
Investments at value (cost $95,892,106) (Note 1)	$115,112,321
Cash	3,252,214
Dividends and interest receivable	616,126
Prepaid insurance	13,810
Total assets	118,994,471
Liabilities:
Accrued management fee (Note 2)	13,133
Buy back	116,719
Accrued expenses	43,151
Total liabilities	173,003

Net Assets:	$118,821,468

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$53,685
Additional paid-in capital	111,157,877
Accumulated net investment income loss	(1,427,546)
Accumulated net realized loss from investment transactions	(10,182,763)
Unrealized appreciation on investments	19,220,215
Net Assets	$118,821,468
Net asset value per share ($118,821,468 ÷ 5,368,455 outstanding shares)	$22.13

Statement of Operations

For the Year Ended October 31, 2013

Investment Income (Note 1):
Interest	$922,042
Dividends	1,689,281
Total Income	2,611,323
Expenses (Note 2):
Management fee	817,031
Custodian	13,747
Transfer agent	34,115
Legal fees	96,792
Audit fees	41,000
Trustees’ fees	86,000
Administrative services fees	55,542
Reports to shareholders	31,300
Insurance	27,336
Other	45,841
Total Expenses	1,248,704
Net Investment Income	1,362,619
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	3,315,966
Net change in unrealized appreciation of investments	14,379,007
Net gain on investments	17,694,973
Net Increase in Net Assets Resulting from Operations	$19,057,592

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Statements of Changes in Net Assets

For the Years Ended October 31, 2013 and 2012

	2013	2012
Change in net assets from operations:
Net investment income	$1,362,619	$2,587,068
Net realized gain (loss) from investment transactions	3,315,966	(2,256,128)
Net change in unrealized appreciation of investments	14,379,007	6,293,583
Net change in net assets resulting from operations	19,057,592	6,624,523

Distributions to shareholders from:
Net investment income	(2,976,572)	(2,920,318)
Net realized gain on investments	—	—
Total distributions	(2,976,572)	(2,920,318)

Capital share transactions (Note 3):
Value of shares issued on reinvestment of distributions	540,935	403,568
Cost of shares purchased	(116,719)	—
Change in net assets resulting from capital share transactions	424,216	403,568

Change in net assets	16,505,236	4,107,773

Net assets at beginning of year	102,316,232	98,208,459

Net assets at end of year	118,821,468	102,316,232
Undistributed net investment income at end of year	$(1,427,546)	$(214,135)

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Years Ended October 31,
	2013	2012	2011	2010	2009
Operating Performance:
Net asset value, beginning of year	$19.15	$18.48	$18.85	$16.57	$13.37
Net investment income	0.25	0.48	0.48	0.67	0.72
Net realized and unrealized gain (loss)	3.31	0.75	(0.25)	2.32	3.14
Total from investment operations	3.56	1.23	0.23	2.99	3.86
Less Distributions:
Dividends from net investment income	(0.56)	(0.55)	(0.60)	(0.71)	(0.66)
Distributions from realized gains	—	—	—	—	—
Total distributions	(0.56)	(0.55)	(0.60)	(0.71)	(0.66)
Capital Share Transactions:
Anti-dilutive effect of share repurchases	— (b)	—	—	—	—
Dilutive effect of dividend reinvestment	(0.02)	(0.01)	— (b)	— (b)	— (b)
Net asset value, end of year	$22.13	$19.15	$18.48	$18.85	$16.57
Market value, end of year	$18.42	$16.45	$15.85	$16.43	$14.23
Total Return (a):
Market Value Return (%)	15.64	7.36	0.01	20.9	33.1
Net Asset Value Return (%)	19.35	7.20	1.63	19.1	31.0
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$118,821	$102,316	$98,208	$99,563	$86,734
Ratio of expenses to average net assets (%)	1.1	1.1	1.1	1.2	1.3
Ratio of net investment income to average net assets (%)	1.2	2.6	2.5	3.3	5.1
Portfolio turnover rate (%)	51	44	43	65	79

(a)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)	Amount less than $0.01.

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Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a)  Organization – Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c)  Security Valuation – Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2013 was ($162,762) and is included in net change in unrealized appreciation of investments on the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period. Transfers into Level 3 were due to a decline in market activity (e.g., frequency of trades), which resulted in a lack of available market inputs to determine price.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of inputs used to value the net assets of Bancroft Fund Ltd. as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock	$1,072,994	$—	$—	$1,072,994
Convertible Bonds and Notes	—	85,221,999	—	85,221,999

Convertible Preferred Stock:
Consumer Discretionary	—	—	780,024	780,024
Consumer Staples	—	1,723,804	—	1,723,804
Energy	—	2,891,750	—	2,891,750
Financials	—	9,809,650	—	9,809,650
Industrials	—	1,277,000	—	1,277,000
Total Preferred Stock	—	15,702,204	780,024	16,482,228

Mandatory Convertible Securities	—	12,335,100	—	12,335,100
Total Investments	$1,072,994	$113,259,303	$780,024	$115,112,321

Refer to the Fund’s Portfolio of Investments for a detailed breakdown of Common Stock, Convertible Bonds and Notes, Convertible Preferred Stock and Mandatory Convertible Securities. Transfers between levels are recognized at October 31, 2013, the end of the reporting period. The Fund recognized no transfers to or from Level 1 to Level 2.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Description	Investments in Securities
Balance as of October 31, 2012	$942,786
Proceeds from sales	—
Gain/loss	—
Change in unrealized appreciation (depreciation) (1)	(162,762)
Net transfers in/out of Level 3	—
Balance as of October 31, 2013	$780,024

(1)	Included in the net change of unrealized appreciation on investments in the Statement of Operations.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2013:

	Fair Value October 31, 2013	Valuation Methodologies	Unobservable Input(1)	Impact to Valuation from an Increase in Input(2)
Amerivon Holdings LLC series A cv. pfd. and common equity units	$780,024	Market Comparables/ Sum of the Parts Valuation/ Dividend Analysis	Liquidity Discount	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(d)  Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(e)  Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium.

(f)  Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012 were as follows:

	2013	2012
Ordinary income	$2,976,572	$2,920,318
Net realized gain on investments	—	—
	$2,976,572	$2,920,318

At October 31, 2013, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$20,023,700
Unrealized depreciation	(1,983,833)
Net unrealized appreciation	18,039,867

Undistributed ordinary income	1,257,909
Capital loss carryforward	(11,687,870)
Other losses	—
Total distributable net earnings	$7,609,906

Cost for federal income tax purposes	$97,072,454

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2013, the Fund had unused capital loss carryforwards of $11,039,355 which expire in 2017, $349,229 short-term losses and $299,286 long-term losses with no expiration date, available for federal income tax purposes to offset net realized capital gains.

(g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Regulated Investment Company Modernization Act – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act) was signed into law. The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

(i)  Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $12,335,100 at October 31, 2013, representing approximately 10.4% of net assets.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(j)  Reclassification of Capital Accounts – Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At October 31, 2013 the Fund decreased net investment income loss by $400,542, increased accumulated net realized loss on investments by $399,387 and decreased paid-in capital by 1,155.

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At October 31, 2013, there were 5,368,455 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended October 31, 2013, 32,903 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $540,935.

On October 21, 2013 the Board of Trustees of the Fund authorized a share repurchase program of up to 3% of the outstanding shares as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares. During the period ended October 31, 2013 the Fund repurchased 6,300 capital shares in the open market at a cost of $116,718. The weighted average discount of these purchases comparing the average purchase price to net asset value was 16.52%.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $59,203,601 and $53,340,156, respectively, for the twelve months ended October 31, 2013.

NOTE 4 – NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the Financial Accounting Standards Board issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interest in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

NOTE 5 – SUBSEQUENT EVENTS

In preparing the financial statements as of October 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
      Bancroft Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bancroft Fund Ltd. (the “Fund”) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bancroft Fund Ltd. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 19, 2013

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Miscellaneous Notes (unaudited)

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 (the “Plan Agent”). You may also obtain information about the Plan, as well as the Plan application, by calling the Plan Agent toll free at (877) 208-9514. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For shareholder distributions made with respect to income earned during each of the first three fiscal quarters, when the market price of a share of Fund beneficial shares is lower than such share’s net asset value, the Plan Agent will combine the distributions of all Plan participants and purchase shares in the open market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For shareholder distributions made with respect to capital gains realized during the fiscal year and income earned during the fourth fiscal quarter, when the market price of a share of Fund shares is lower than such share’s net asset value, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

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Miscellaneous Notes (unaudited)(continued)

Notes of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution

A distribution of $0.20 per share, derived from net investment income, was declared on November 18, 2013, and is payable December 30, 2013 to shareholders of record at the close of business November 29, 2013.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

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Trustees

Each trustee is also a trustee of Ellsworth Fund Ltd. (Ellsworth) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Ellsworth. Because of this connection, the Fund and Ellsworth make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)
INDEPENDENT TRUSTEES

Kinchen C. Bizzell, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2015 Trustee since 2008 – Born 1954
Since August 2013, Managing Director of CAVU Securities (an institutional securities broker-dealer). Formerly Senior Counselor with Burson-Marsteller (a global public relations and communications firm) (May 1998 to August 2013); Trustee of Ellsworth.

Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2015 Trustee since 1990 – Born 1944	Senior Lecturer in Economics at Princeton University; Trustee of Ellsworth.
Daniel D. Harding, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2014 Trustee since 2007 – Born 1952
Since 2008, managing partner of a private investment fund. Prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); director of Tax Receivables Corp., a private asset management company, and a general partner of Latitude Capital Partners, LLC, a private investment firm; Trustee of Ellsworth.

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2016 Trustee since 1997 – Born 1953
A private investor; formerly Managing Director of FTI Consulting Inc. (an international consulting company) (2009 to 2011) and Managing Director, Rodman & Renshaw, LLC (2006 to 2009); Trustee of Ellsworth.

INTERESTED TRUSTEES
Thomas H. Dinsmore, CFA(1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2014 Trustee since 1985 Chairman of the Board since 1996 – Born 1953	Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.
Jane D. O’Keeffe(1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2016 Trustee since 1995 – Born 1955	President of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.

(1)	Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

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Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2014, and thereafter until his or her respective successor is duly elected and qualified.

Personal Information	Principal Occupation(s) During Past Five Years
Thomas H. Dinsmore, CFA(1,2,5) Trustee, Chairman and Chief Executive Officer Officer since 1983 Born 1953	Trustee, Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital.
Jane D. O’Keeffe (1,3,5) Trustee and President Officer since 1994 Born 1955	Trustee and President of the Fund, Ellsworth and Dinsmore Capital.
James A. Dinsmore, CFA (2,3) Executive Vice President Officer since 2007 Born 1982	Executive Vice President of the Fund, Ellsworth Fund and Dinsmore Capital since January 2013. Vice President of the Fund, Ellsworth and Dinsmore Capital from 2009 through 2012.
Gary I. Levine (4) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Born 1957	Executive Vice President, Chief Financial Officer and Secretary of the Fund, Ellsworth and Dinsmore Capital.
H. Tucker Lake, Jr. (5) Vice President Officer since 1994 Born 1947	Vice President of the Fund, Ellsworth and Dinsmore Capital.
Germaine M. Ortiz (4) Vice President Officer since 1998 Born 1969	Vice President of the Fund, Ellsworth and Dinsmore Capital.
Mercedes A. Pierre Vice President and Chief Compliance Officer Officer since 1997 Born 1961	Vice President and Chief Compliance Officer of the Fund, Ellsworth and Dinsmore Capital.

(1)	Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.
(2)	Mr. Thomas Dinsmore is the father of Mr. James Dinsmore.
(3)	Ms. O’Keeffe is the aunt of Mr. James Dinsmore.
(4)	Ms. Ortiz is the first cousin of Mr. Levine’s wife.
(5)	Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.bancroftfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@bancroftfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	6201 15th Avenue
Brooklyn, NY 11219
Officers	(877) 208-9514
THOMAS H. DINSMORE, CFA	www.amstock.com
Chairman of the Board
and Chief Executive Officer	Investment Adviser
Dinsmore Capital Management Co.
JANE D. O’KEEFFE	65 Madison Avenue, Suite 550
President	Morristown, NJ 07960
(973) 631-1177
JAMES A. DINSMORE, CFA
Executive Vice President	Custodian of Securities
Brown Brothers Harriman & Co.
GARY I. LEVINE
Executive Vice President, Chief Financial Officer	Beneficial Share Listing
and Secretary	NYSE MKT Exchange Symbol: BCV

H. TUCKER LAKE, JR.	Legal Counsel
Vice President	Ballard Spahr LLP

GERMAINE M. ORTIZ	Independent Registered Public Accounting Firm
Vice President	Tait, Weller & Baker LLP

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2.  CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Bancroft Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Fund’s principal executive officer (the “PEO”) and principal financial officer (the “PFO”). The code of ethics is available on the Fund’s website at www.bancroftfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund has determined that Trustee and Audit Committee Chair, Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by its principal accountant, Tait, Weller & Baker LLP (“Tait Weller”), for professional services rendered to the Fund during the Fund’s last two fiscal years ended October 31, 2013 and 2012.

Fiscal Year-End October 31	Audit Fees (1)	Audit- Related Fees (2)	Tax Fees (3)	All Other Fees
2012	$ 37,000	$ 0	$ 3,200	$ 0
2013	$ 37,500	$ 0	$ 3,500	$ 0

(1)	The Fund’s Audit Committee pre-approves all Audit Fees, without exception.

(2)

The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2013 and 2012, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

(3)

“Tax Fees” include those fees billed by Tait Weller in connection with its review of the Fund’s income tax returns for fiscal years 2012 and 2013. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2013 and 2012, no Tax Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

Non-Audit Services

During each of the last two fiscal years ended October 31, 2013 and 2012, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountant before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountant for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees is presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountant to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent registered public accountant is the same as, or affiliated with, the investment adviser’s independent registered public accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.  INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of October 31, 2013 is included as part of the report to shareholders, filed under Item 1 of this certified shareholder report on Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.

Ellsworth Fund Ltd.

Dinsmore Capital Management Co.

Proxy Voting Guidelines

(Amended July 19, 2012)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore”).

The Boards of Trustees of the Funds have delegated to Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies.  The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not receive proxies on many of their holdings.

Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments.  The portfolio managers at Dinsmore oversee the voting policies and decisions for the Funds.  In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.

Matters Related to the Board of Directors

1.

The Funds generally will support the election of nominees recommended by management for election as directors.  In determining whether to support a particular nominee, Dinsmore will consider whether the election of such nominee will cause the board of directors of such nominee’s company to have less than a majority of independent directors.

2.

The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.

The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.

Matters Related to Independent Auditors

1.

The Funds generally will vote in favor of independent accountants approved by an issuer.  Prior to such vote, however, Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by such issuer to the independent auditors, and the nature of the non-audit services provided.

C.

Corporate Governance Matters

1.

Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

2.

Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

a.

Fixing number of directors;

b.

Stock splits; and

c.

Change of state of incorporation for specific corporate purposes.

D.

Matters Related to Equity-Based Compensation Plans

1.

The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.

The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.

Other Matters

1.

Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

2.

The Funds may, in their discretion, abstain from voting shares that have been recently sold.

3.

The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

4.

Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

F.

Material Conflicts of Interest

1.

Conflicts of interest may arise from time to time between Dinsmore and the Funds.  Examples of conflicts of interests include:

a.

Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.

Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.

Dinsmore may hold a position in a security contrary to shareholder interests.

2.

If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

G.

Amendments

1.

Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.

the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

b.

the Adviser’s Board of Directors.

2.

Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of January 3, 2014, Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, Ms. Jane D. O’Keeffe, President, and Mr. James A. Dinsmore, Executive Vice President, comprise the three-person portfolio management team of the Fund. Mr. Thomas H. Dinsmore has served as portfolio manager since 1996. Ms. O’Keeffe and Mr. James Dinsmore have served as portfolio managers since 2011. Mr. Thomas H. Dinsmore is the lead member of the portfolio management team.

Since 1996, Ms. O’Keeffe has served as President of the Fund and of Dinsmore Capital (the “Advisor”), as well as Managing Director of Research for the Advisor. Mr. James A. Dinsmore has served as Executive Vice President of the Fund and of the Advisor since January 2013. Prior to this he served as Vice President of the Fund and the Advisor from 2009 through 2012. He has also been a research analyst for the Advisor since 2004.

Messrs. Thomas H. Dinsmore and James A. Dinsmore and Ms. O’Keeffe receive investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio. Generally, the co-portfolio managers make decisions jointly about any transactions in the Fund’s portfolio, but each co-portfolio manager may do so independently as well.

(2)  The portfolio management team comprised of Mr. Thomas H. Dinsmore, Ms. Jane D. O’Keeffe and Mr. James A. Dinsmore is also primarily responsible for the day-to-day management of one registered investment company, Ellsworth Fund Ltd. (“Ellsworth”), with total assets of $133,858,007 as of December 26, 2013. The portfolio management team does not manage any accounts or assets with performance-based advisory fees. Mr. Thomas Dinsmore is Chairman and Chief Executive Officer, Ms. O’Keeffe is President and Mr. James Dinsmore is Executive Vice President of Ellsworth. This information is as of January 3, 2014. The Fund and Ellsworth have similar investment objectives and strategies.  As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, Trade Allocation Procedures (the “Allocation Procedures”) have been adopted by the investment adviser for the Fund and Ellsworth.  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit Dinsmore Capital to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the chief compliance officer of Dinsmore Capital.

(3) This information is as of January 3, 2014.  The Portfolio Management team is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan.  Their compensation is reviewed and approved by Dinsmore Capital’s Board of Directors annually.  Their compensation may be adjusted from year to year based on the perception of Dinsmore Capital’s Board of Directors of the team’s overall performance and their management responsibilities.  Their compensation is not based on (i) a formula specifically tied to the performance of the Fund or Ellsworth, including performance against an index or (ii) the value of assets held in the Fund’s portfolio.

(4) As of January 3, 2014, Mr. Thomas Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000.  Ms. O’Keeffe’s beneficial ownership in the Fund’s shares was also in the range of $100,001-$500,000.  Mr. James Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $50,001-$100,000.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, the following purchases were made by or on behalf of the Fund as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l):

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total number of shares purchased	Average price paid per share	Total number of shares purchased as part of publicly announced plans or programs*	Maximum number of shares that may yet be purchased under the plans or programs
November 2012	0	NA	NA	NA
December 2012	0	NA	NA	NA
January 2013	0	NA	NA	NA
February 2013	0	NA	NA	NA
March 2013	0	NA	NA	NA
April 2013	0	NA	NA	NA
May 2013	0	NA	NA	NA
June 2013	0	NA	NA	NA
July 2013	0	NA	NA	NA
August 2013	0	NA	NA	NA
September 2013	0	NA	NA	NA
October 2013	6,300	$18.53	6,300	154,700*
Total	6,300	$18.53	6,300	—

*On October 21, 2013, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 3% of its outstanding shares (up to approximately 161,000 shares, based on shares of beneficial interest outstanding as of October 21, 2013).

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of this Form N-CSR.

ITEM 11.  CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning the effectiveness of controls and procedures:

(a) As of December 8, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the PEO and the PFO, to assess the effectiveness of the Fund’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of December 8, 2013, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable. See the Fund’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   January 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   January 3, 2014

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   January 3, 2014